                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 11, 2003

                          ENCYSIVE PHARMACEUTICALS INC.
             (Exact name of registrant as specified in its charter)

        DELAWARE                         0-20117                          13-3532643
(State of Incorporation)         (Commission File Number)     (IRS Employer Identification No.)
-----------------------------------------------------------------------------------------------

                            6700 WEST LOOP, 4TH FLOOR
                              BELLAIRE, TEXAS 77401
              (Address of Registrant's principal executive offices)

                                 (713) 796-8822
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS AND REQUIRED REGULATION FD DISCLOSURE.

         On September 11, 2003, Encysive Pharmaceuticals Inc., a Delaware corporation (the "Company"), issued a press release announcing that Terrance C. Coyne, M.D. has joined the Company as its Vice President of Clinical Development and Chief Medical Officer. The press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference. The Termination Agreement between the Company and Dr. Coyne is attached as Exhibit 99.2 hereto. In addition, the Termination Agreement between the Company and Derek J. Maetzold, who joined the Company as its Vice President of Marketing and Sales on June 2, 2003, is attached as Exhibit 99.3 hereto.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits.

                  99.1     Press Release.

                  99.2 Termination Agreement dated as of September 10, 2003, made by and between Encysive Pharmaceuticals Inc. and Terrance C. Coyne, M.D.

                  99.3 Termination Agreement dated as of June 2, 2003, made by and between Encysive Pharmaceuticals Inc. and Derek J. Maetzold.

                            [SIGNATURE PAGE FOLLOWS]

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Encysive Pharmaceuticals Inc.

Date: September 11, 2003          By: /s/ Stephen L. Mueller
                                      ------------------------------------------
                                      Stephen L. Mueller
                                      Vice-President, Finance and Administration
                                      Secretary and Treasurer

                               INDEX TO EXHIBITS

                  99.1     Press Release.

                  99.2 Termination Agreement dated as of September 10, 2003, made by and between Encysive Pharmaceuticals Inc. and Terrance C. Coyne, M.D.

                  99.3 Termination Agreement dated as of June 2, 2003, made by and between Encysive Pharmaceuticals Inc. and Derek J. Maetzold.